UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2023

SoundThinking, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38107	47-0949915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39300 Civic Center Dr. Suite 300
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 794-3100

ShotSpotter, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005 per share	SSTI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2023, SoundThinking, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. At the Annual Meeting, the stockholders of the Company voted on the following four proposals: (i) to elect three nominees for Class III director each to hold office until the 2026 Annual Meeting of Stockholders or until a successor is duly elected and qualified or until the director’s earlier death, resignation or removal (“Proposal 1”); (ii) to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (“Proposal 2”); (iii) to indicate, on a non-binding advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers (“Proposal 3”); and (iv) to ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (“Proposal 4”), each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 1, 2023 (the “Proxy Statement”). The following sets forth the certified voting results, including the number of votes cast for and against each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.

Proposal 1 – Election of Class II Directors

The Company’s stockholders approved Proposal 1. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ralph A. Clark	8,770,494	224,734	1,761,710
Marc Morial	7,455,812	1,539,416	1,761,710
Ruby Sharma	8,728,782	266,446	1,761,710

There were no abstentions with respect to Proposal 1.

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers (“Say-on-Pay Vote”)

The Company’s stockholders approved Proposal 2. The voting results were as follows:

Votes For	Votes Against	Abstentions
6,149,218	2,831,206	3,276

Proposal 3 – Advisory Vote on the Frequency of Solicitation of Advisory Stockholder Approval of the Compensation of the Company’s Named Executive Officers (“Say-on-Frequency Vote”)

The Company’s stockholders approved Proposal 3. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions
8,758,042	93,064	127,173	5,421

Proposal 4 – Ratification of the Selection of Baker Tilly US, LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2023

The Company’s stockholders approved Proposal 4. The voting results were as follows:

Votes For	Votes Against	Abstentions
10,722,555	18,792	4,063

No other matters were submitted for stockholder action at the Annual Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SoundThinking, Inc.

Date: June 22, 2023	By:	/s/Ralph A. Clark
Ralph A. Clark
President and Chief Executive Officer